                                                                    Exhibit 23.3
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                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 10, 2000 and January 21, 1998, relating to the financial statements of Strategic Network Designs, Inc., which appear in Amendment No. 1 to ePresence's current report on Form 8-K/A dated July 25, 2000.




/s/ Amper, Politziner & Mattia P.A.

September 12, 2000
Edison, New Jersey